UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2017

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2017, RAIT Financial Trust ("RAIT") entered into a First Amendment (the “1st Barclays Floating Guaranty Amendment”) to the previously disclosed Guaranty (the "Barclays Floating Guaranty") dated as of December 23, 2014, as amended, whereby RAIT guaranteed the obligations of RAIT’s subsidiary, RAIT CRE Conduit IV, LLC (" RAIT CRE Conduit IV "), under the previously disclosed Master Repurchase Agreement dated as of December 23, 2014 between RAIT CRE Conduit IV and Barclays Bank PLC ("Barclays"), as amended (the "Barclays Floating MRA") for the benefit of Barclays.  The 1st Barclays Floating Guaranty Amendment amends the financial covenants binding RAIT and certain related defined terms in the Barclays Floating Guaranty.  Simultaneously with entering into the 1st Barclays Floating Guaranty Amendment, the aggregate principal amount available under the Barclays Floating MRA was increased from $150.0 million to $250.0 million. The above summary of the 1st Barclays Floating Guaranty Amendment does not purport to be complete and is qualified in its entirety by the 1st Barclays Floating Guaranty Amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

On June 26, 2017, RAIT entered into a Third Amendment (the “3rd Barclays Fixed Guaranty Amendment”) to the previously disclosed Guaranty (the "Barclays Fixed Guaranty") dated as of November 23, 2011, as amended, whereby RAIT guaranteed the obligations of RAIT’s subsidiary, RAIT CMBS Conduit II, LLC ("RAIT CMBS Conduit II") under the previously disclosed Master Repurchase Agreement dated as of November 23, 2011 between RAIT CMBS Conduit II and Barclays, as amended (the "Barclays Fixed MRA") for the benefit of Barclays.  The 3rd Barclays Fixed Guaranty Amendment amends the financial covenants binding RAIT and certain related defined terms in the Barclays Fixed Guaranty.  Simultaneously with entering into the 3rd Barclays Fixed Guaranty Amendment, the aggregate principal amount available under the Barclays Fixed MRA was reduced from $100.0 million to $25.0 million. The above summary of the 3rd Barclays Fixed Guaranty Amendment does not purport to be complete and is qualified in its entirety by the 3rd Barclays Fixed Guaranty Amendment attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Barclays and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Barclays and its related entities have engaged, and may in the future engage, in commercial and investment banking transactions with RAIT and its affiliates in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. Furthermore, an affiliate of Barclays acts as a hedge counterparty in connection with certain capped call transactions that RAIT has entered into in connection with the issuance of its 4.00% Convertible Senior Notes Due 2033.

On June 29, 2017, RAIT and Citibank, N.A. ("Citibank") entered into the Second Amendment (the "2nd Citibank Guaranty Amendment") to the previously disclosed Amended and Restated Guaranty (the "Citibank Guaranty") dated as of July 28, 2014 whereby RAIT guaranteed the obligations of its subsidiaries, RAIT CMBS Conduit I, LLC ("RAIT CMBS Conduit I") and RAIT CRE Conduit III, LLC ("RAIT CRE Conduit III"), for the benefit of Citibank under the previously disclosed Amended and Restated Master Repurchase Agreement dated as of July 28, 2014 among RAIT CMBS Conduit I, RAIT CRE Conduit III, each as sellers, and Citibank, as buyer.  RAIT CMBS Conduit I and RAIT CRE Conduit III acknowledged and agreed to the 2nd Citibank Guaranty Amendment.  The 2nd Citibank Guaranty Amendment amends the financial covenants binding RAIT and certain related defined terms in the Citibank Guaranty. The above summary of the 2nd Citibank Guaranty Amendment does not purport to be complete and is qualified in its entirety by the 2nd Citibank Guaranty Amendment attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.

All of the exhibits hereto have been filed solely to provide information regarding their respective terms. Such exhibits may contain representations and warranties that the parties thereto made solely for the benefit of the other parties. In addition, such representations and warranties (i) may have been qualified by confidential disclosures made to the other party in connection with such document, (ii) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (iii) were made only as of the date of such documents or such other date as is specified therein and (iv) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

June 30, 2017	By:	/s/ Scott L.N. Davidson

Name: Scott L.N. Davidson
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Guaranty dated June 26, 2017 among Barclays Bank PLC, as purchaser, and RAIT Financial Trust, as guarantor.
10.2	Third Amendment to Guaranty dated June 26, 2017 among Barclays Bank PLC, as purchaser, and RAIT Financial Trust, as guarantor.
10.3

Second Amendment dated as of June 29, 2017 to the Amended and Restated Guaranty dated as of July 28, 2014 made by RAIT Financial Trust, as guarantor, in favor of Citibank, N.A., acknowledged and agreed to by RAIT CMBS Conduit I, LLC and RAIT CRE Conduit III, LLC.